
RUSH
TRUCK CENTERS
SCHOOL BUS
CNG | LNG

RUSH ENTERPRISES

October 30, 2015

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Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements which may be contained in this presentation. Important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 7,041 dedicated employees
- $4.7 billion in revenue in 2014
- 35,352 trucks sold in 2014
- 4.9-7.1% U.S. Class 4-8 market share in 2014
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH
ENTERPRISES

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Commercial Vehicle Market

- Fleet age will continue to drive strong aftermarket sales
- Automotive strong; commercial and residential construction continues to improve
- Vocational markets drive need for aftermarket solutions (upfitting, mobile service, modifications)
- Alternative fuel vehicles growing opportunity – expected 10% of market by 2018, according to ACT Research
- Availability of credit continues to improve (new and re-emerging lenders)
- Used truck values are declining
- Freight movement expected to remain stable
- Oil prices impact energy sector







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US Truck Retail Sales



350
300
250
200
150
100
50
Units ($000s)
Class 8
Class 4-7
ACT Research
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015E
Class 8	209	258	290	157	139	97	110	174	199	188	224	269
Class 4-7	260	263	277	239	173	111	118	146	164	180	200	206

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Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- 121 locations in 21 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 5 million square feet of premium facilities







Peterbilt Division



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Navistar Division



Rush Truck Centers Network



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Solutions Network

- 121 Rush Truck Centers locations support all Rush businesses
- Capabilities for all makes and models
- Aftermarket parts
  - $220 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,349 service bays; 2,466 technicians; 28 collision centers
  - Complete range of maintenance solutions
  - 290 mobile service units; 183 technicians in customer shops
  - RushCare solutions
  - CNG/LNG service capabilities







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Natural Gas Sales and Service

- Expected 10% of US Class 8 market by 2018, according to ACT Research
- Rush sales – 4,261 units since 2005 (622 YTD)
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 24 dedicated CNG locations, 4 additional in planning
  - Natural gas service being included in new facility constructions and expansions
  - Mobile service
  - 156 certified technicians
- Natural gas fuel system installation


CNG | LNG
4826

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Momentum Fuel Technologies

- Innovative design and manufacturing capabilities
- Advanced safety features
- Installation expertise
- Nationwide service network
- In production
- Two configurations with additional in development



U.S. CLASS 8 NATURAL GAS ADOPTION RATES



Units (000)
% US Class 8 Sales
60
50
40
30
20
10
0

2012	2013	2014	2015	2016	2017	2018	2019	2020
2%	3%	4%	5%	6%	7%	10%	17%	23%

Source: ACT Research

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in down cycle due to efficient expense management
- Entered up cycle at 106%; 92% in 2003
- Q3 2014 record 120.2%
- 118% overall in 2014



ABSORPTION RATIO*
120
100
80
92
95
100
105
105
106
96
106
114
116
114
118
3 4 5 6 7 8 9 10 11 12 13 14

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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Quality of Earnings



100
80
60
40
20
0
36.9%
52.5%
Peak
20.1%
71.0%
Trough
29.1%
62.6%
2006
2009
2014

Class 8 Units	290,000	97,000	224,000

2014 GP Margin Truck Sales 6.9% | Parts/Service 36.0% | Rental and Leasing 13.9%

Parts and Service   Truck Sales   Other   Leasing and Rental

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Rush Annual Truck Sales



40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
4,746
2,934
114
3,461
9,052
5,469
1,019
4,649
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
17,000
11,000
1,700
8,000
45%
29%
5%
21%
2010
2011
2012
2013
2014
2015E
Used
Light–duty
Medium–duty
Class 8

Commercial Vehicle Franchises

- Peterbilt, Class 6-8 – 51 locations, 10 states
- International, Class 5-8 – 59 locations, 10 states
- Isuzu, Class 4-5 – 31 locations, 10 states
- Hino, Class 5-7 – 31 locations, 10 states
- Ford, Class 3-7 – 6 locations, 6 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- IC Bus – 36 locations, 7 states
- Blue Bird – 19 locations, 1 state
- Elkhart – 18 locations, 1 state
- Collins – 25 locations, 1 state
- Jerr-Dan – 35 locations, 6 states
- PacLease – 42 locations, 10 states
- Idealease – 32 locations, 8 states

Rush Class 8 Customers

Rush 2014 US Class 8 market share – 7.1%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
LARGE
FLEETS
30-35%
OWNER-
OPERATOR
10-15%
MID-SIZE
FLEETS
15-20%

Rush Class 4-7 Customers

Rush 2014 US Class 4-7 market share – 4.9%

- Vocational and specialty markets
- Ready to roll inventory
- National fleet accounts
- Market tied closely to the general economy


PICK-UP/
DELIVERY
25%
LEASING/
RENTAL
10%
CONSTRUCTION/
LANDSCAPING
25%
TOWING/
RECOVERY
10%
FOOD/
BEVERAGE
20%
GOVERNMENT/
MUNICIPAL
10%

bright house NETWORKS | JERR-DAN | MASCO | PROBuild | PODS Portable On Demand Storage | Pierce | CANTEEN | McCOY'S BUILDING SUPPLY

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Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 74 locations including 12 captive shops
- 7,680 truck fleet; 1,155 units under contract maintenance
- Growing need by customer for outsourced maintenance


IDEALEASE






LEASING AND RENTAL REVENUE
$ Millions
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$55
$54
$67
$83
$100
$130
$178
$200
2008
2009
2010
2011
2012
2013
2014
2015E

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Strategic Growth Initiatives

- 2020 financial goals
  - $7 billion in annual revenue
  - 4% pretax profit margin
- Growth opportunities
  - Increase same store US parts market share from 4% to 6%
  - Expand vehicle technology and customer service solutions
  - Increase CNG fuel systems market share to 30% with Momentum Fuel Technologies
  - Increase US Class 8 market share to 8%
  - Increase US Class 4-7 market share to 7%
  - Continued acquisition and expansion opportunities
- Capital deployment
  - Enhanced investment discipline
  - Consistent shareholder return program








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Company at a Glance

- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Financing
- Rush Truck Leasing
- Rush Truck Insurance Services
- Perfection Truck Parts and Equipment
- Rig Tough Truck Parts
- Rig Tough Used Trucks
- Momentum Fuel Technologies
- Custom Vehicle Solutions
- Chrome Country
- World Wide Tires


IDEALEASE
CHROME COUNTRY

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Historical Results

$ in millions, except per share amounts	2010	2011	2012	2013	2014	9 months ended 9/30/2014	9 months ended 9/30/2015
Revenue	$1,497.9	$2,580.6	$3,090.6	$3,384.7	$4,727.4	$3,382.2	$3,817.9
Gross Profit	$284.9	$423.3	$500.8	$572.0	$756.0	$558.0	$609.3
Gross Profit Margin	19.0%	16.4%	16.2%	16.9%	16.0%	16.5%	16.0%
Adjusted EBIT (1)*	$42.6	$93.0	$105.6	$95.4	$133.2	$92.4	$92.9
Adjusted EBIT Margin*	2.8 %	3.6 %	3.4 %	2.8 %	2.8%	2.7%	2.4%
Adjusted Net Income (2)*	$24.6	$55.2	$62.5	$55.8	$82.0	$55.3	$56.2
Adjusted EPS (2)*	$0.64	$1.42	$1.57	$1.38	$2.01	$1.36	$1.37

(1) Excludes income from discontinued operations for 2010; operational tax credits related to alternative fuel vehicles in 2010; one-time charges related to W. Marvin Rush retirement accruals in 2013; and a one-time charge related to impairment of the company's aircraft in 2014.

(2) Excludes income from discontinued operations for 2010; one-time charges related to W. Marvin Rush retirement accruals in 2013; and a one-time charge related to impairment of the company's aircraft in 2014.

*Non-GAAP financial measure – see Appendix

Adjusted Return on Invested Capital

$ in thousands	2010	2011	2012	2013	2014	9/30/2014	9/30/2015
Total debt	$532,141	$894,534	$984,157	$1,121,897	$1,487,641	$1,318,089	$1,587,322
Adjustments							
Debt related to lease and rental fleet	($181,022)	($233,624)	($322,913)	($413,066)	($539,426)	($490,525)	($585,184)
Floor plan notes payable	($237,810)	($520,693)	($534,520)	($593,649)	($845,977)	($722,148)	($921,560)
Adjusted total debt*	$113,309	$140,217	$126,724	$115,182	$102,238	$105,416	$80,578
Cash and cash equivalents	($168,976)	($207,775)	($198,773)	($217,305)	($191,463)	($144,728)	($64,918)
Adjusted net debt*	($55,667)	($67,558)	($72,049)	($102,123)	($89,225)	($39,312)	$15,660
Shareholders' equity	$464,919	$531,234	$607,946	$665,381	$764,339	$738,778	$832,180
Adjusted invested capital*	$409,252	$463,676	$535,897	$563,258	$675,114	$699,466	$847,840
Adjusted return on invested capital (1)*	10.9%	21.3%	21.1%	17.4%	21.5%	18.0%	17.3%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

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Free Cash Flow

$ in thousands	2010	2011	2012	2013	2014	12 month ended 9/30/2014	12 months ended 9/30/2015
Net cash provided by (used in) operations	$66,433	($81,369)	$219,336	$173,488	$88,937	$184,277	$99,791
Acquisition of property/equipment	($84,303)	($148,543)	($170,951)	($191,584)	($260,820)	($250,521)	($328,867)
Free cash flow	($17,870)	($229,912)	$48,385	($18,096)	($171,883)	($66,244)	($229,076)
Adjustments:							
Draws (payments) on floor plan financing, net	$43,724	$282,883	($20,667)	$46,085	$207,458	$112,317	$200,729
Proceeds from lease/rental debt	$56,497	$95,661	$144,639	$161,767	$214,622	$202,724	$176,314
Principal payments on lease/rental debt	($40,442)	($62,754)	($68,950)	($90,018)	($112,414)	($107,304)	($128,489)
Debt proceeds related to acquisitions			($51,407)	($23,939)	($43,317)	($51,001)	($5,645)
Non-maintenance capital expenditures	$25,759	$34,860	$24,427	$32,644	$63,256	$50,211	$116,327
Adjusted free cash flow*	$67,668	$120,738	$76,417	$108,443	$157,722	$140,703	$130,160

*Non-GAAP financial measure – see Appendix


RUSH
TRUCK CENTERS
SCHOOL BUS
CNG | LNG

RUSH ENTERPRISES

October 30, 2015

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance and assess capital structure of the Company. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2010	2011	2012	2013	2014	9 months ended 9/30/2014	9 months ended 9/30/2015
Net Income	$31,282	$55,213	$62,455	$49,217	$79,957	$55,330	$56,240
Adjustments							
Income from Discontinued Operations	($6,715)						
W. Marvin Rush retirement payment accrual, net of tax				$6,574			
Aircraft impairment charge, net of tax					$2,083		
Adjusted Net Income*	$24,567	$55,213	$62,455	$55,791	$82,040	$55,330	$56,240
Diluted shares outstanding	38,218	39,014	39,688	40,506	40,894	40,820	44,065
Adjusted EPS*	$0.64	$1.42	$1.57	$1.38	$2.01	$1.36	$1.37

*Non-GAAP financial measure

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Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2010	2011	2012	2013	2014	9 months ended 9/30/2014	9 months ended 9/30/2015
Adjusted Net Income*	$24,567	$55,213	$62,455	$55,791	$82,040	$55,330	$56,240
Provision for Income Taxes	$11,737	$34,964	$38,728	$36,047	$50,586	$35,003	$35,572
Interest expense	$5,363	$7,161	$13,017	$10,693	$11,198	$8,364	$10,107
Depreciation and amortization	$15,720	$20,084	$25,016	$29,925	$40,786	$27,483	$32,051
Aircraft impairment charge, net of tax					($2,083)		
(Gain) Loss on sales of assets	$36	($418)	($176)	($5)	($151)	($109)	$581
EBITDA*	$57,423	$117,004	$139,040	$132,451	$182,376	$126,071	$134,551
Adjustments							
Alternative fuel tax credits	$2,461						
Interest expense associated with floor plan notes payable	($1,560)	($3,959)	($8,449)	($7,089)	($8,432)	($6,160)	($9,599)
Adjusted EBITDA*	$58,324	$113,045	$130,591	$125,362	$173,944	$119,911	$124,952
Depreciation and amortization	($15,720)	($20,084)	($25,016)	($29,925)	($40,786)	($27,483)	($32,051)
Adjusted EBIT*	$42,604	$92,961	$105,575	$95,437	$133,158	$92,428	$92,901

*Non-GAAP financial measure